EXHIBIT 99.4





                                                            EXECUTION COPY


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                                  CWABS INC.
                                   Depositor





                           WILMINGTON TRUST COMPANY
                                 Owner Trustee







                   ________________________________________

                        SERIES 2002-C TRUST SUPPLEMENT
                          Dated as of March 27, 2002
                   ________________________________________





                            TRANSFEROR CERTIFICATE
                                 SERIES 2002-C




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
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                               Table of Contents
                                                                                                 Page
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

                                   ARTICLE I
               CREATION OF SERIES 2002-C TRANSFEROR CERTIFICATES
Section 1.01      Designation......................................................................1

                                  ARTICLE II
                         DEFINITIONS AND CONSTRUCTION
Section 2.01      Definitions......................................................................2
Section 2.02      Other Defined Terms; Rules of Construction.......................................2

                                 ARTICLE III.
                      DISTRIBUTIONS TO CERTIFICATEHOLDERS
Section 3.01      Distributions to Certificateholders..............................................3

                                  ARTICLE IV.
                               THE CERTIFICATES
Section 4.01      Delivery of Certificates; Execution of Series Documents..........................3
Section 4.02      Form of Certificates; Denominations..............................................3
Section 4.03      Registration of Transfer of Certificates.........................................3
Section 4.04      Furnishing Documents to Certificateholders.......................................4
Section 4.05      Restrictions on Transfer; Legends................................................4
Section 4.06      Indemnification of the Trust by the Transferor...................................7

                                   ARTICLE V
                            TERMINATION OF SUBTRUST
Section 5.01      Termination......................................................................7

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS
Section 6.01      Amendment........................................................................8
Section 6.02      Governing Law....................................................................8
Section 6.03      Counterparts.....................................................................8
Section 6.04      Ratification of Trust Agreement..................................................8
Section 6.05      Tax Treatment....................................................................8
Section 6.06      Consents.........................................................................8

                                   EXHIBITS
EXHIBIT A     Form of Series 2002-C Transferor Certificates...........................A-1
EXHIBIT B     Form of Representation Letter...........................................B-1


         This SERIES 2002-C TRUST SUPPLEMENT, dated as of March 27, 2002 between CWABS INC., a Delaware corporation, as depositor, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee,

                                  WITNESSETH:

         WHEREAS, pursuant to Section 3.10 of the Master Trust Agreement, the Depositor and the Owner Trustee may enter into a Series Trust Supplement to authorize the issuance by the Trust of Transferor Certificates for a Series; and

         WHEREAS, by executing and delivering this Series Trust Supplement, the parties are providing for the creation of a subtrust of the Trust and the Series 2002-C Transferor Certificates and specifying its principal terms;

         NOW, THEREFORE, the parties agree as follows.


                                   ARTICLE I
               CREATION OF SERIES 2002-C TRANSFEROR CERTIFICATES

         Section 1.01  Designation.

         (a) The Trust hereby establishes the Series 2002-C Subtrust to hold the Series Assets to be transferred to it pursuant to the Series 2002-C Sale and Servicing Agreement and be the issuer of the Series 2002-C Notes under the Series 2002-C Indenture. The Series 2002-C Subtrust shall be a separate series of the Trust pursuant to Section 3804 and 3806(b)(2) of the Business Trust Statute.

         (a) On the Closing Date, the Trust will issue a Series of Certificates consisting of one class designated as the "Revolving Home Equity Loan Asset Backed Transferor Certificates, Series 2002-C" (the "Series 2002-C Transferor Certificates") pursuant to this Series 2002-C Trust Supplement.

         (b) The Series 2002-C Transferor Certificates are "Transferor Certificates" and this Series 2002-C Trust Supplement is a "Series Trust Supplement" for all purposes under the Master Trust Agreement. If any provision of the Series 2002-C Transferor Certificates or this Series 2002-C Trust Supplement conflicts with any provision of the Master Trust Agreement, the provisions of the Series 2002-C Transferor Certificates or this Series 2002-C Trust Supplement, as the case may be, shall be controlling.

         (c) Each term defined in Section 2.01 shall relate only to the Series 2002-C Transferor Certificates and this Series 2002-C Trust Supplement and to no other Transferor Certificates or Series Trust Supplements.

                                  ARTICLE II

                         DEFINITIONS AND CONSTRUCTION

         Section 2.01  Definitions.

         Unless the context requires a different meaning, capitalized terms are used in this Series 2002-C Trust Supplement as defined below.

         "Agreement" means the Master Trust Agreement together with this Series 2002-C Trust Supplement.

         "Credit Enhancer" means MBIA Insurance Corporation, as credit enhancer as described in the Series 2002-C Indenture.

         "Master Trust Agreement" means the Master Trust Agreement, dated as of August 28, 2000, between CWABS, Inc., as depositor and Wilmington Trust Company, as owner trustee.

         "Series 2002-C" means the Series created by this Series 2002-C Trust Supplement.

         "Series 2002-C Indenture" means the Indenture of even date with this Series 2002-C Trust Supplement between the Trust and the Indenture Trustee.

         "Series 2002-C Notes" means the Notes issued by the Series 2002-C Subtrust under the Series 2002-C Indenture.

         "Series 2002-C Sale and Servicing Agreement" means the Sale and Servicing Agreement of even date with this Series 2002-C Trust Supplement among the Depositor, the Sponsor and Master Servicer, the Trust, and the Indenture Trustee.

         "Series 2002-C Subtrust" means the separate series of the Trust created by this Series 2002-C Trust Supplement.

         "Series 2002-C Transaction Documents" means the Transaction Documents under the Series 2002-C Indenture.

         "Series 2002-C Transferor Certificateholders" means the Holders of the Series 2002-C Transferor Certificates.

         "Series 2002-C Transferor Certificates" means the Transferor Certificates issued by the Series 2002-C Subtrust under this Series 2002-C Trust Supplement.

         "Series 2002-C Trust Supplement" means this agreement supplementing the Master Trust Agreement.

         Section 2.02  Other Defined Terms; Rules of Construction.

         Capitalized terms used in this Series 2002-C Trust Supplement that are not otherwise defined have the meanings given to them in the Master Trust Agreement, and if not defined there, in the Series 2002-C Sale and Servicing Agreement, including those incorporated from the Series 2002-C Indenture. Defined terms include, as appropriate, all genders and the plural as well as the singular. In addition, Section 1.03 (Rules of Construction) of the Master Trust Agreement is incorporated by reference with appropriate substitution of this Series 2002-C Trust Supplement for references in that Section to the Master Trust Agreement so that the language of that Section will read appropriately as applying to this Series 2002-C Trust Supplement.


                                 ARTICLE III.

                      DISTRIBUTIONS TO CERTIFICATEHOLDERS

         Section 3.01  Distributions to Certificateholders.

         On each Distribution Date, the Certificate Paying Agent shall distribute to the Series 2002-C Transferor Certificateholders pro rata (based on each holder's percentage ownership of the entire Series 2002-C Transferor Certificate interest) any funds made available to it under Section 8.03 of the Series 2002-C Indenture. Distributions to each Series 2002-C Transferor Certificateholder shall be made by wire transfer of immediately available funds to the Series 2002-C Transferor Certificateholder's account at a bank or other entity having appropriate facilities. If appropriate notice of wiring instructions is not given by any Series 2002-C Transferor Certificateholder, then distribution to that Series 2002-C Transferor Certificateholder shall be by check mailed to the Series 2002-C Transferor Certificateholder at its address as it appears on the Certificate Register.


                                  ARTICLE IV.

                               THE CERTIFICATES

         Section 4.01  Delivery of Certificates; Execution of Series Documents.

         On the Closing Date, the Owner Trustee shall execute and authenticate the Series 2002-C Transferor Certificates in accordance with Section 3.03 of the Master Trust Agreement and deliver them to the order of the Depositor when authenticated. The Owner Trustee is further authorized to execute and deliver the Series 2002-C Transaction Documents.

         Section 4.02  Form of Certificates; Denominations.

         The Series 2002-C Transferor Certificates shall be issued in definitive, fully registered form and shall be substantially in the form of Exhibit A.

         Section 4.03  Registration of Transfer of Certificates.

         No registration of transfer of any Series 2002-C Transferor Certificate shall be made unless the transferor or the transferee has delivered, at its expense, to the Trust, the Depositor, and the Certificate Registrar a fully completed representation letter, substantially in the form of Exhibit B. Each Holder of a Series 2002-C Transferor Certificate must satisfy the transfer restrictions in the representation letter.

         Section 4.04 Furnishing Documents to Series 2002-C Transferor Certificateholders.

         The Owner Trustee shall furnish to the Series 2002-C Transferor Certificateholders, promptly upon written request, copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Owner Trustee under the Transaction Documents. The Series 2002-C Transferor Certificateholders shall be entitled to receive any report in accordance with the Series 2002-C Indenture Supplement, the Servicing Agreement, and the Master Trust Agreement, as applicable.

         Section 4.05  Restrictions on Transfer; Legends.

         (a) The Series 2002-C Transferor Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated, or otherwise conveyed (collectively, for purposes of this Section and any other Section referring to the Transferor Certificates, "transferred" or a "transfer") only in accordance with this Section.

         (b) No transfer of a Series 2002-C Transferor Certificate will be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. Except for the initial issuance of a Series 2002-C Transferor Certificate to the Transferor (and any subsequent transfer by that Transferor to one of its Affiliates), the Owner Trustee will require either:

                     (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

                     (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         The holder of a Series 2002-C Transferor Certificate desiring to effect a transfer shall indemnify the Series 2002-C Subtrust and the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         (c) No transfer of an interest in a Series 2002-C Transferor Certificate will be made after its initial issuance unless the Owner Trustee has received either:

                     (i) a representation letter from the proposed Transferor, acceptable to and in form and substance satisfactory to the Owner Trustee, to the effect that the proposed Transferor is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of, or investing plan assets of, any such plan, which representation letter shall not be an expense of the Owner Trustee; or

                     (ii) an Opinion of Counsel acceptable to the Owner Trustee to the effect that the purchase or holding of the Series 2002-C Transferor Certificate will not result in a non-exempt prohibited transaction under ERISA or the Code and will not subject the Owner Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

         (d) No transfer of an interest in a Series 2002-C Transferor Certificate after its initial issuance will be made unless:

                     (i) the proposed Transferor is organized and existing under the laws of the United States or any State and expressly assumes the performance of every obligation of the existing Transferor under the Agreement and Series 2002-C Transaction Documents pursuant to an agreement acceptable to the Owner Trustee,

                     (ii) the existing Transferor delivers to the Owner Trustee and the Credit Enhancer an Officer's Certificate stating that the transfer complies with this Section 4.05(d) and that all the conditions in this Section 4.05(d) have been complied with, and an Opinion of Counsel stating that all the conditions in this Section 4.05(d) have been complied with;

                    (iii) the Rating Agency Condition is satisfied with
               respect to the transfer;

                     (iv) the proposed Transferor delivers to the Owner Trustee and the Credit Enhancer an Opinion of Counsel to the effect that

                           (A) the transfer will not adversely affect the
                  treatment of the Series 2002-C Notes after the transfer as debt for federal and applicable state income tax purposes,

                           (B) the transfer will not result in the Series
                  2002-C Subtrust or the Trust being subject to tax at the entity level for federal or applicable state tax purposes,

                           (C) the transfer will not have any material adverse
                  effect on the federal or applicable state income taxation of any Holder of the Series 2002-C Notes or any person who is the beneficial owner of a Series 2002-C book-entry Note, and

                           (D) the transfer will not result in the arrangement
                  created by the Agreement or any "portion" of the Trust, being treated as a taxable mortgage pool as defined in
                  Section 7701(i) of the Code;

                     (v) all filings and other actions necessary to continue the perfection of the interest of the Series 2002-C Subtrust in the related Mortgage Loans and the other related property conveyed to the Series 2002-C Subtrust has been taken or made; and

                     (vi) the proposed Transferor agrees to the obligations imposed pursuant to Section 4.06.

         The requirement that the proposed Transferor be organized and existing under the laws of the United States or any State shall not apply if the Rating Agency Condition has been satisfied taking that into account.

         (e) Each Series 2002-C Transferor Certificate shall bear a legend substantially in the following form:

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with
Section 4.05 of the Series 2002-C Trust Supplement to the CWABS Master Trust Agreement. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code as amended, or a person acting on behalf of or using the assets of any such plan, or an opinion of counsel in accordance with Section 4.05(c) of the Series 2002-C Trust Supplement to the CWABS Master Trust Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

         (f) No Series 2002-C Transferor Certificate shall be transferred except to (i) the Master Servicer, the Transferor, the Depositor, or the Trust (or an affiliate of any of them) or (ii) a qualified institutional buyer (as defined in Rule 144A under the Securities Act). Each person (other than the Master Servicer, the Transferor, or the Trust (or an affiliate of them)) to whom a Series 2002-C Transferor Certificate is proposed to be transferred will be required to certify to the Transferor, the Trust, and the Certificate Registrar that it is a qualified institutional buyer.

         (g) Notwithstanding anything in this Series 2002-C Trust Supplement or the Master Trust Agreement to the contrary, the Depositor, without the consent of any Noteholder or Series 2002-C Transferor Certificateholder, may amend this Section 4.05 with the consent of the

Credit Enhancer if it and the Credit Enhancer receive an Opinion of Counsel to the effect that the amendment will not adversely affect in any material respect

                     (i) the tax characterization of any outstanding Series of Notes and Transferor Certificates,

                     (ii) the characterization of the Trust as an entity that is not a publicly traded partnership taxable as a corporation for United States federal income tax purposes and will not result in a United States federal withholding tax being imposed on the Trust, or

                     (iii) the Trust's exemptions from any registration requirement of the federal securities laws.

         Section 4.06 Indemnification of the Trust by the Transferor.

         The holders from time to time of any Series 2002-C Transferor Certificate by their acceptance of a Series 2002-C Transferor Certificate agree to be liable directly to the injured party for the entire amount of any losses, claims, damages, liabilities, and expenses of the Series 2002-C Subtrust to the extent that a person would be liable for them if the Series 2002-C Subtrust were a partnership under the Delaware Revised Uniform Limited Partnership Act and the person was a general partner of the partnership.

         The holders from time to time of any Series 2002-C Transferor Certificate by their acceptance of a Series 2002-C Transferor Certificate agree to indemnify the Series 2002-C Subtrust, the Indenture Trustee, the Credit Enhancer, and the Owner Trustee against any losses, claims, damages, liabilities, and expenses in connection with the Agreement because of any acts, omissions, or alleged acts or omissions arising out of

         o    activities of the Series 2002-C Subtrust or the Owner Trustee,
         o    actions of the Master Servicer, or
         o any judgment, award, settlement, reasonable attorneys' fees, and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim against the Series 2002 Subtrust, the Owner Trustee, or the Indenture Trustee;

except that the holders from time to time of any Series 2002-C Transferor Certificate shall not indemnify the Indenture Trustee or the Owner Trustee, as the case may be (but shall indemnify any other injured party) for any losses, claims, damages, liabilities, and expenses due to the Indenture Trustee's or the Owner Trustee's willful malfeasance, bad faith, or negligence or because of the Indenture Trustee's or the Owner Trustee's reckless disregard of its obligations the Agreement. The provisions of this indemnity shall run directly to and be enforceable by an injured party.

         Losses, claims, damages, liabilities, and expenses in any way attributable to defaults on the Mortgage Loans are excluded from the coverage of the provisions of this Section.

                                   ARTICLE V

                            TERMINATION OF SUBTRUST

         Section 5.01  Termination.

         (a) The Series 2002-C Transferor Certificates will be retired and the Series 2002-C Subtrust will be dissolved when the final distribution from the Series Assets of Series 2002-C is made to the Series 2002-C Transferor Certificateholders resulting in the Series 2002-C Subtrust having no further Series Assets and when all amounts due and owing to the Credit Enhancer under the Insurance Agreement have been paid.

         (b) The bankruptcy, liquidation, or dissolution of any Series 2002-C Transferor Certificateholder shall not (x) terminate this Series 2002-C Trust Supplement, the Series 2002-C Subtrust, or the Trust, (y) entitle that Series 2002-C Transferor Certificateholder's legal representatives to obtain an accounting or to take any action in any court for a partition or winding up of any part of the Trust or the Series Assets of the Series 2002-C Subtrust, or
(z) otherwise affect the rights, obligations, and liabilities of the parties to this Series 2002-C Trust Supplement.


         Section 5.02 Credit Enhancer's Rights Regarding Actions, Proceedings, or Investigations. Until the Notes have been paid in full, all amounts owed to the Credit Enhancer have been paid in full, the Insurance Agreement has terminated and the Policy has been returned to the Credit Enhancer for cancellation, the following provisions shall apply:

         (a) Notwithstanding anything contained in this Series 2002-C Trust Supplement or in the other Transaction Documents to the contrary, the Credit Enhancer shall have the right to participate in, to direct the enforcement or defense of, and, at the Credit Enhancer's sole option, to institute or assume the defense of, any action, proceeding, or investigation (other than foreclosure proceedings involving the Mortgage Loans and other actions constituting ordinary servicing activities) that could adversely affect the Collateral, the Issuer, the Series 2002-C Subtrust, or the rights or obligations of the Credit Enhancer under this Series 2002-C Subtrust or under the Policy or the Transaction Documents, including any insolvency or bankruptcy proceeding in respect of the Master Servicer, the Sponsor, the Depositor, the Series 2002-C Subtrust, the Issuer, or any affiliate of any of them. Following notice to the Owner Trustee and the Indenture Trustee, the Credit Enhancer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Collateral, the Issuer, and the Series 2002-C Subtrust. All costs and expenses of the Credit Enhancer in connection with such action, proceeding, or investigation, including any judgment or settlement entered into affecting the Credit Enhancer or the Credit Enhancer's interests, shall be included in reimbursement amount owed to the Credit Enhance under Section 8.03(a)(vii) of the Indenture.

         (b) In connection with any action, proceeding, or investigation (other than foreclosure proceedings involving the Mortgage Loans and other actions constituting ordinary servicing activities) that could reasonably be expected to adversely affect the Collateral, the Issuer, the Series 2002-C Subtrust, or the rights or obligations of the Credit Enhancer under this Trust Supplement or under the Policy or the Transaction Documents, including any insolvency or bankruptcy proceeding in respect of the Master Servicer, the Sponsor, the Depositor, the Issuer, the Series 2002-C Subtrust, or any affiliate thereof, the Owner Trustee hereby agrees to cooperate with, and to take such action as directed by, the Credit Enhancer, including entering into such agreements and settlements as the Credit Enhancer shall direct, in its sole discretion, without the consent of any Series 2002-C Transferor Certificateholder or any Noteholder.

         (c) The Owner Trustee agrees to provide to the Credit Enhancer prompt written notice of any action, proceeding, or investigation (other than foreclosure proceedings involving the Mortgage Loans and other actions constituting ordinary servicing activities) that names the Issuer, the Series 2002-C Subtrust, or the Owner Trustee as a party or that could adversely affect the Collateral, the Issuer, the Series 2002-C Subtrust, or the rights or obligations of the Credit Enhancer under this Trust Supplement or under the Policy or the Transaction Documents, including any insolvency or bankruptcy proceeding in respect of the Master Servicer, the Sponsor, the Depositor, the Issuer, the Series 2002-C Subtrust, or any affiliate of any of them.

         (d) Notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary, the Owner Trustee shall not, without the Credit Enhancer's prior written consent or unless directed by the Credit Enhancer, undertake or join any litigation or agree to any settlement of any action, proceeding, or investigation affecting the Collateral, the Issuer, the Series 2002-C Subtrust, or the rights or obligations of the Credit Enhancer hereunder or under the Policy or the Transaction Documents (other than foreclosure proceedings involving the Mortgage Loans and other actions constituting ordinary servicing activities).

         (e) Each Series 2002-C Transferor Certificateholder, by acceptance of its Transferor Certificate, and the Owner Trustee agree that Credit Enhancer shall have the rights provided in this Section, which are in addition to any rights of the Credit Enhancer pursuant to the other provisions of the Transaction Documents, that the rights provided in this Section may be exercised by the Credit Enhancer, in its sole discretion, without the need for the consent or approval of any Series 2002-C Transferor Certificateholder or the Owner Trustee, notwithstanding any other provision contained herein or in any of the other Transaction Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Credit Enhancer to exercise any of the rights provided for in this Trust Supplement.



                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

         Section 6.01  Amendment.

         No amendment may be made to this Series 2002-C Trust Supplement other than as provided in the Master Trust Agreement and with the prior written consent of the Credit Enhancer.

         Section 6.02  Governing Law.

         THIS TRUST SUPPLEMENT AND EACH SERIES 2002-C TRANSFEROR CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         Section 6.03  Counterparts.

         This Series 2002-C Trust Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one instrument.

         Section 6.04  Ratification of Trust Agreement.

         As supplemented by this Series 2002-C Trust Supplement, the Master Trust Agreement is in all respects ratified and confirmed, and the Master Trust Agreement as so supplemented by this Series 2002-C Trust Supplement shall be read, taken and construed as one and the same instrument.

         Section 6.05  Tax Treatment.

         The Trust and each Holder of a Series 2002-C Transferor Certificate (by acceptance of its Transferor Certificate) agrees to treat the Series 2002-C Transferor Certificates as equity for federal and state income tax purposes.

         Section 6.06  Consents.

         All consents of the Credit Enhancer under this Series 2002-C Trust Supplement or the Master Trust Agreement are only effective if delivered in a writing signed by the Credit Enhancer.

         Section 6.07 Rights of the Credit Enhancer. (a) Prior to taking any of the actions specified in Section 4.01(a) of the Master Trust Agreement, the Owner Trustee shall give the Credit Enhancer written notice at the same time that such notice is given to the Certificateholders.

         (b) Prior to taking any of the actions specified in Section 4.01(b) of the Master Trust Agreement, the Owner Trustee shall give the Credit Enhancer written notice of the proposed action.

         (c) Upon the occurrence of an event described in Section 6.03(c) of the Master Trust Agreement, the Owner Trustee shall give the Credit Enhancer written notice at the same time that such notice is given to the Certificateholders.

         (d) Any successor Owner Trustee appointed by the Administrator pursuant to Section 10.01 of the Master Trust Agreement shall be appointed only with the prior written consent of the Credit Enhancer.

         (e) The Owner Trustee shall mail notice of any merger or consolidation or other action described in Section 10.01 of the Master Trust Agreement to the Credit Enhancer.

         (f) Any co-trustee or separate trustee appointed pursuant to Section
10.04 of the Master Trust Agreement with respect to the Series 2002-C Subtrust shall be appointed only with the and prior written consent of the Credit Enhancer.

         (g) Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish a copy of the amendment or consent to the Credit Enhancer.

         Section 6.08 Third Party Beneficiary. The Credit Enhancer is a third-party beneficiary to this Series 2002-C Trust Supplement and is entitled to the rights and benefits under this Agreement and may enforce the provisions of this Series 2002-C Trust Supplement as if it were a party to this Series 2002-C Trust Supplement.

         IN Witness WHEREOF, the parties have cause this Series 2002-C Trust Supplement to be duly executed by their respective officers as of the day and year first above written.

                                  CWABS, INC.
                                    Depositor



                                  By:  /s/ Josh Adler
                                       ----------------
                                       Name: Josh Adler
                                       Title: Vice President



                                  WILMINGTON TRUST COMPANY



                                  By:  /s/ Anita E. Dallago
                                       ----------------------
                                       Name:  Anita E. Dallago
                                       Title: Senior Financial Services Officer

                                                                   EXHIBIT A

                        FORM OF TRANSFEROR CERTIFICATE

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with
Section 4.05 of the Series 2002-C Trust Supplement to the CWABS Master Trust Agreement. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code as amended, or a person acting on behalf of or using the assets of any such plan, or an opinion of counsel in accordance with Section 4.05(c) of the Series 2002-C Trust Supplement to the CWABS Master Trust Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

Date of Series Trust Supplement to
Master Trust Agreement                            :     March 27, 2002
Cut-off Date                                      :     [         ], 2002
Percentage Interest                               :     100%
Certificate No.                                   :     [_______]
First Distribution Date                           :     [_______]

        REVOLVING HOME EQUITY LOAN ASSET BACKED TRANSFEROR CERTIFICATE
                                 SERIES 2002-C
                            Transferor Certificate

             evidencing a percentage interest in the distributions allocable to the Transferor Certificates evidencing an undivided interest in a trust consisting primarily of a pool of adjustable rate home equity revolving credit line mortgage loans sold by

                                  CWABS, INC.


         This Certificate does not represent an obligation of or interest in CWABS, Inc. (the "Depositor"), Countrywide Home Loans, Inc., or the Owner Trustee or any of their affiliates. Neither this Certificate nor the underlying Series Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest in the Series 2002-C Subtrust of the CWABS Master Trust, consisting primarily of a pool of mortgage loans (the "Mortgage Loans") transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in that capacity, the "Master Servicer"). The Series 2002-C Subtrust of the CWABS Master Trust was created pursuant to a Series 2002-C Trust Supplement, dated as specified above, to the CWABS Master Trust Agreement, dated as of August 28, 2000 (together, the "Agreement") between the Depositor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Certificate without definition have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the Agreement. The Holder of this Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

         This Certificate is one of the Transferor Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Transferor Certificates, Series 2002-C, representing, to the extent specified in the Agreement, an undivided interest in:

                     (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off
         Date);

                     (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

                     (iii) the Depositor's rights under the Purchase
                     Agreement;

                      (iv) the Depositor's rights under the hazard
                     insurance policies covering Mortgaged Properties; and

                       (v) certain other property described in the Agreement
                     (collectively, the "Series Assets").

A first priority security interest in all the Series Assets has been granted to the Indenture Trustee under the Indenture.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Certificate, and the rights and obligations of the Owner Trustee.

         The Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

         No transfer of this Certificate shall be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. In connection with any transfer of this Certificate, the Owner Trustee will require either:

                  (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

                  (ii)an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

In connection with any transfer of this Certificate, the holder transferring this Certificate shall indemnify the Series 2002-C Subtrust and the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

         Neither this Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any proposed transferee of this Certificate shall not become its registered Holder, unless the conditions in Section 4.05 of the Agreement are satisfied.

         No service charge shall be made for the registration of transfer or exchange of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

         The Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent will treat the person in whose name this Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.02 of the Master Trust Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent shall be bound by any notice to the contrary.

         The obligations created by the Agreement will terminate and this Certificate will be retired and the Series 2002-C Subtrust will be dissolved when the final distribution from the Series Assets is made resulting in the Series 2002-C Subtrust having no further Series Assets and when all amounts due and owing to the Credit Enhancer under the Insurance Agreement have been paid. The Transferor may effect the transfer of all the Mortgage Loans at their termination purchase price on any Distribution Date from the Distribution Date immediately before which the aggregate Note Principal Balance is less than or equal to 10% of the aggregate Original Note Principal Balance. This transfer will result in the termination of the Agreement and the dissolution of the Series 2002-C Subtrust.

         Unless the certificate of authentication on this Certificate has been executed by the Indenture Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: March 27, 2002


                                WILMINGTON TRUST COMPANY
                                  not in its individual capacity but solely as Owner Trustee on behalf of the Trust



                                By: ____________________________


Certificate of Authentication:
This is one of the Transferor Certificates referenced in the within-mentioned Agreement.

BANK ONE, NATIONAL ASSOCIATION



By: ________________________
     Authorized Officer

                                                                EXHIBIT B

                     FORM OF TRANSFEROR INVESTMENT LETTER
                          FOR TRANSFEROR CERTIFICATES

                                                 Date:

CWABS, Inc.
    as Depositor
4500 Park Granada
Calabasas, California 91302
        Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

         Re:    CWABS Master Trust
                Countrywide Home Equity Loan Trust 2002-C,
                Revolving Home Equity Loan Asset Backed Securities, Series 2002-C Transferor Certificates
                ---------------------------------------------

Ladies and Gentlemen:

         This letter is delivered to you in connection with the sale by _____________ (the "Transferor") to ______________________ (the "Transferee")
of the Certificates representing a ____% Percentage Interest (the "Transferred Certificates"). All capitalized terms used in this certificate without definition have the meanings given to them in the Master Trust Agreement, dated as of August 28, 2000, between CWABS, Inc., as depositor, and Wilmington Trust Company, as owner trustee, and the related trust supplement for Series 2002-C, dated as of March 27, 2002. The Transferor hereby certifies, represents, and warrants to you that:

         1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer them free from any claims and encumbrances whatsoever.

         2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold, or otherwise disposed of any Certificate, any interest in any Certificate, or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge, or other disposition of any Certificate, any interest in any Certificate, or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by general advertising or in any other manner, or (e) taken any other action that (in the case of any of the acts described in clauses (a) through (e) of this paragraph) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

         3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied on the following to establish the Transferee's ownership and discretionary investments of securities (check one or more):

         [] The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

         [] The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

         [] The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

         [] A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies," as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

         4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

         o the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies," if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate, and commodity swaps;

         o the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

         o securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under
              Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

         5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

         6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Certificates and payments on them, (b) the nature and performance of the Mortgage Loans, and (c) the Indenture, the Agreement, and the Trust Estate, that the Transferee has requested.

                                      Very truly yours,


                                      ___________________________________
                                      (Transferor)

                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                     FORM OF TRANSFEREE INVESTMENT LETTER
                          FOR TRANSFEROR CERTIFICATES

                                              Date:

CWABS, Inc.
    as Depositor
4500 Park Granada
Calabasas, California 91302
     Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

         Re:    CWABS Master Trust
                Countrywide Home Equity Loan Trust 2002-C,
                Revolving Home Equity Loan Asset Backed Securities, Series 2002-C Transferor Certificates
                -------------------------------------------

Ladies and Gentlemen:

         _______________________ (the "Transferee") intends to purchase from
______________________ (the "Transferor") Certificates representing a ___% percentage interest in the entire interest in the Certificates (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Agreement. All capitalized terms used in this certificate without definition have the meanings given to them in the Master Trust Agreement, dated as of August 28, 2000, between CWABS, Inc., as depositor, and Wilmington Trust Company, as owner trustee, and the related trust supplement for Series 2002-C, dated as of March 27, 2002. The Transferee hereby certifies, represents, and warrants that:

                                        1. The Transferee is a "qualified
                               institutional buyer" (a "Qualified
                               Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that the



                                     B-2-1

                               Transferred Certificates may be resold,
                               pledged, or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge, or transfer is being made in reliance on Rule 144A.

                                        2. The Transferee has been furnished
                               with all information regarding (a) the
                               Transferred Certificates and payments on them,
                               (b) the nature and performance of the Mortgage Loans, (c) the Indenture, (d) the Agreement, and (e) any credit enhancement mechanism associated with the Transferred Certificates, that it has requested.

                                        3. The Transferee represents that
                               either (i) it is not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor is it acting on behalf of any such employee benefit plan, or (ii) if it is an insurance company, it is an insurance company that is purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of the Certificates are covered under PTCE 95-60.

                                        4.  The Transferee agrees to be bound
                               by the Agreement.

                                                 Very truly yours,


                                                 ____________________________
                                                 (Transferee)


                                                 ____________________________
                                                 By:_________________________
                                                 Name:_______________________
                                                 Title:______________________



                                    B-2-2

                                               ANNEX 1 TO EXHIBIT B


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [for Transferees other than Registered Investment Companies]



         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned or invested on a discretionary basis $________________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year and (ii) the Transferee satisfies the criteria in the category marked below.

         [] Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association, or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         [] Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory, or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
                  (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         [] Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution that is supervised and examined by a state or federal authority having supervision over those institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         [] Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         [] Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and that is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory, or the District of Columbia.

         [] Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         [] Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)_________________
                  ____________________________________________________________
                  ____________________________________________________________
                  ____________________________________________________________

         3. The term "securities" does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement, and (vii) currency, interest rate, and commodity swaps. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

         4. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Transferee, the Transferee used the cost of the securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining the aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if the subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of the subsidiaries are managed under the Transferee's direction.

However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         []      []     Will the Transferee be purchasing the Transferred Owner
         Yes     No     Trust Certificates only for the Transferee's own
                        account?


         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, the account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of the third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until that notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of the purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of the purchase, promptly after they become available.


                                       ___________________________
                                       Print Name of Transferee



                                       By:_________________________
                                       Name:_______________________
                                       Title:______________________


                                       Date:________________________

                                                        ANNEX 2 TO EXHIBIT B


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees that are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

         1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies, is an executive officer of the investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of the securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of the entity were valued at market.

         [ ] The Transferee owned or invested on a discretionary basis $_____________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year.

         [ ] The Transferee is part of a "Family of Investment Companies" that owned in the aggregate $________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year.

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

         5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         [ ]   [ ]   Will the Transferee be purchasing the Transferred
         Yes   No    Certificates only for the Transferee's own account?


         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, the account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of the third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until that notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of the purchase.

                            ____________________________________
                            Print Name of Transferee or Adviser

                            By:_________________________________
                            Name:_______________________________
                            Title:______________________________


                            IF AN ADVISER:

                            ____________________________________
                            Print Name of Transferee


                            Date:_______________________________

                                  ASSIGNMENT



         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________

___________________________________________

___________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of the Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Issuer to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver the Certificate to the following address:

___________________________________________.
Dated: _______________
                                         ___________________________________
                                         Signature by or on behalf of assignor




                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to:

____________________________________

____________________________________ ,

____________________________________ ,

for the account of____________________________ , account number _____________, or, if mailed by check, to_________________________ . Applicable statements should be mailed to_____________________________ ,___________________________
information is provided by____________________________________ , the assignee named above, or____________________________________ , as its agent.





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